                              CERTIFICATE OF MERGER
                                       OF
                               MONEYZONE.COM, INC.
                                       AND
                                QUICKTEST 5, INC.

It is hereby certified that:

        1. The constituent business corporations participating in the merger herein certified are:

           (i) Moneyzone.com, Inc., which is incorporated under the laws of the
               State of Delaware; and

          (ii) Quicktest 5, Inc., which is incorporated under the laws of the State of Delaware.

        2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 251 of the
           General Corporation Law of the State of Delaware.

        3. The name of the surviving corporation in the merger herein certified is QT 5, Inc., which will continue its existence as said surviving corporation under the name QT 5, Inc. upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

        4. The Certificate of Incorporation of Moneyzone.com, Inc. is to be
           amended and changed by reason of the merger herein certified by striking out articles FIRST, and FOURTH (a) thereof, relating to the name, the purposes, and the authorized capital stock of said surviving corporation, and by substituting in lieu thereof the following articles:

                  "FIRST:  The name of the corporation shall be QT 5, Inc."

                  "FOURTH:  (a) The total number of shares of stock which the
                            Corporation  shall have authority to issue is One
                            Hundred Million (100,000,000) shares of common stock,
                            par value $.15 per share (the "Common Stock").

and said Certificate of Incorporation as so amended and changed shall continue to be the Certificate of Incorporation of said surviving corporation until further amended and changed in accordance with the provisions of the General
Corporation Law of the State of Delaware.

        5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at an office of the aforesaid surviving corporation, the address of which is as follows:

                       5655 Lindero Canyon Road, Suite 120
                       Westlake Village, California 91362

        6. A copy of the aforesaid Agreement will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

        7. The Merger between the aforesaid constituent corporations shall be effective on _________, 2002.

Dated:

                                               Moneyzone.com, Inc.

                                            By:_________________________
                                                John Iannetta, President

Dated:

                                               Quick Test 5, Inc.

                                            By:__________________________